[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) MID CAP
                GROWTH SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) MID CAP GROWTH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Team of Portfolio Managers*                              business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com


*MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.
(2) Source: Thomson Wealth Management.
(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -35.77%, and Service Class shares -35.86%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of -19.70% over the same period for the series' benchmark, the Russell MidCap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

A CHALLENGING ENVIRONMENT
Over the period, we saw a volatile and falling market, due largely to weak fundamentals -- business factors such as earnings and cash flow growth -- at a majority of companies. In addition, investor confidence was sharply eroded by a series of accounting scandals at firms that had formerly been poster children for the 1990's boom. We did see some bright spots on the consumer side of the economy, but, outside of that, things have been generally eroding. Toward the end of the period, it appeared to us that the pace of the erosion had started to slow, but we've not yet seen evidence of a solid, sustainable pickup in corporate earnings or profits.

As our analysts and portfolio managers talked to corporate managers over the period, we were still hearing that corporations were reluctant to commit to spending until they saw solid evidence their own businesses were improving. Although we had strong growth in gross domestic product (GDP) in the first quarter of 2002, that was largely driven by consumer spending, and we're seeing skepticism among investors that the pace of consumer spending can hold up. As of the end of the period, it appeared to us that the market environment was likely to remain uncertain and challenging for some time.

DETRACTORS FROM PERFORMANCE
The main reason for the series' poor performance, on both an absolute and a relative basis, was the concentration of the portfolio; we held a number of very large positions in stocks that fell dramatically during the period. Until late last year, this strategy of holding large positions in stocks in which we had long-term confidence had worked well for the series; in the past six months, however, that strategy hurt the portfolio.

In a market that seemed to be dominated by investor doubt and fear, even small corporate problems led to sharply falling stock prices. An example in the portfolio was Cytyc, which makes the Thinprep cervical cancer test that has replaced the older form of the Pap test as the medical standard of care. Cytyc's stock was punished severely for what amounted to a short-term inventory correction: the company admitted to investors that excess inventory in its distribution channels would lead to lower sales over the next couple of quarters. However, we continued to have confidence in the company's long-term prospects. Thinprep has remained the dominant product in its market, and Cytyc is also working on a product called ProDuct that addresses breast cancer testing in a potentially revolutionary manner.

Some of our other large positions, however, were hurt by fundamental business problems that we don't believe will reverse in the near future. VeriSign, for example, which dominates the business of Internet domain name registrations, saw its stock fall sharply as it became clear that renewals of site names were declining, not leveling off as previously thought. Declining corporate spending on technology in general also hurt the other side of VeriSign's business, security software for Internet transactions.

Stock in Genzyme, a biotechnology firm that was another large holding in the series, also plummeted on bad news. The company failed to hit sales projections for its leading product, kidney drug Renagel, and future sales also looked weaker than we had previously expected. By the end of the period, we had significantly reduced our holdings in both Genzyme and VeriSign.

CHANGES IN MANAGEMENT AND STRATEGY
In June of 2002, Mark Regan, who had been lead manager of the portfolio, left the portfolio management team and series became team managed. Our investment philosophy is similar to that of previous management, in that we look for mid-cap companies that we believe have strong market shares in their industries and will offer growth at a reasonable price.

However, by the end of the period we had made a strong shift in portfolio construction that we expect to refine over the next quarter or so -- a transition to a more diversified and less concentrated strategy. Compared to previous periods, investors will see more companies in the portfolio and smaller positions in individual companies. We believe our research has uncovered opportunities in a number of areas outside of industries in which this portfolio has historically invested.

POSITIONING GOING FORWARD
At the end of the period, we were invested in some relatively new areas for the series. Banks and nonbank financial services companies were one example. In a general move to increase our exposure to the consumer, we also increased our holdings in the leisure sector, especially in restaurants, and in the retail sector. We'll likely be scaling back our energy position in the future, because we don't see that as a growth industry. Health care, on the other hand, is another sector in which we've found growth opportunities in diverse areas, including product companies, service companies, and medical device companies. Going forward, we believe that this increased variety of smaller positions may help us navigate a market that may continue to be volatile and uncertain for some time.

Respectfully,

/s/ David E. Sette-Ducati                       /s/ Eric B. Fischman

    David E. Sette-Ducati                           Eric B. Fischman
    Portfolio Manager                               Portfolio Manager

Note to investors: In June 2002, the portfolio became team managed, with David
E. Sette-Ducati and Eric B. Fischman as managers. The portfolio was previously managed by Mark Regan.

The opinions expressed in this report are those of the Portfolio Manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

Eric B. Fischman, CFA, is a portfolio manager for MFS Investment Management(R). He is a manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Mr. Fischman joined MFS as a research analyst in 2000 specializing in the cable television, entertainment, Internet, and technical and consumer software industries. He was promoted to portfolio manager in April 2002. From 1998 to 2000, he served as an equity research analyst at State Street Research, covering the telecommunications services and telecommunications equipment industries. Prior to that, he served as an equity research analyst at Dreyfus Corp. From 1994 to 1996, he was Vice President at Funds Distributor and, from 1992 to 1994, he was a staff attorney at the Federal Reserve Board in Washington, DC. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds the Certified Financial Analyst designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital

Commencement of investment operations: April 28, 2000

Class inception: Initial Class  April 28, 2000
                 Service Class  May 1, 2000

Size: $59.5 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS
                                     6 Months           1 Year            Life*
-------------------------------------------------------------------------------
Cumulative Total Return               -35.77%          -45.16%          -48.42%
-------------------------------------------------------------------------------
Average Annual Total Return              --            -45.16%          -26.27%
-------------------------------------------------------------------------------

SERVICE CLASS
                                     6 Months           1 Year            Life*
-------------------------------------------------------------------------------
Cumulative Total Return               -35.86%          -45.26%          -48.65%
-------------------------------------------------------------------------------
Average Annual Total Return              --            -45.26%          -26.42%
-------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, April 28, 2000, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Investing in mid-sized companies is riskier than investing in more-established companies.

When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Stocks - 91.4%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 85.4%
  Aerospace & Defense - 0.2%
    Northrop Grumman Corp.                                                  940             $   117,500
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 1.5%
    Nike, Inc., "B"                                                      16,140             $   865,911
-------------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Harley-Davidson, Inc.                                                11,770             $   603,448
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.9%
    Comerica, Inc.                                                        6,300             $   386,820
    First Tennessee National Corp.                                        6,100                 233,630
    New York Community Bancorp, Inc.                                        400                  10,672
    SouthTrust Corp.                                                     19,800                 517,176
                                                                                            -----------
                                                                                            $ 1,148,298
-------------------------------------------------------------------------------------------------------
  Business Services - 8.4%
    ARAMARK Corp.*                                                        3,050             $    76,250
    BEA Systems, Inc.*                                                   49,000                 465,990
    BISYS Group, Inc.*                                                   17,510                 583,083
    Catalina Marketing Corp.*                                             1,200                  33,864
    Concord EFS, Inc.*                                                   14,290                 430,701
    CSG Systems International, Inc.*                                     57,146               1,093,774
    DST Systems, Inc.*                                                   14,240                 650,910
    Fiserv, Inc.*                                                        10,510                 385,822
    Manpower, Inc.                                                          310                  11,393
    S1 Corp.*                                                            66,825                 493,837
    Sabre Group Holding, Inc., "A"*                                      21,160                 757,528
                                                                                            -----------
                                                                                            $ 4,983,152
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.2%
    Advanced Micro Devices, Inc.                                         11,300             $   109,836
-------------------------------------------------------------------------------------------------------
  Computer Services - 0.2%
    RSA Security, Inc.*                                                  23,379             $   112,453
-------------------------------------------------------------------------------------------------------
  Computer Software - 0.5%
    Internet Security Systems, Inc.*                                     21,280             $   279,194
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.6%
    IMPATH, Inc.*                                                        19,840             $   356,128
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 6.0%
    Brocade Communications Systems, Inc.*                                38,000             $   664,240
    CDW Computer Centers, Inc.*                                             500                  23,405
    CheckFree Corp.*                                                     55,011                 860,372
    ePresence, Inc.*                                                         74                     278
    Legato Systems, Inc.*                                                 3,900                  14,040
    SunGard Data Systems, Inc.*                                          32,280                 854,774
    VERITAS Software Corp.*                                              58,930               1,166,225
                                                                                            -----------
                                                                                            $ 3,583,334
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.5%
    Adobe Systems, Inc.                                                   1,950             $    55,575
    Citrix Systems, Inc.*                                               167,820               1,013,633
    Global Payments, Inc.                                                 2,680                  79,730
    Jack Henry & Associates, Inc.                                        23,700                 395,553
    McDATA Corp.*, Class A                                               50,830                 447,812
    McDATA Corp.*, Class B                                                2,400                  21,360
    Novellus Systems, Inc.*                                               6,750                 229,500
    Peoplesoft, Inc.*                                                    25,080                 373,191
    Rational Software Corp.*                                             56,820                 466,492
    Siebel Systems, Inc.*                                                13,200                 187,704
                                                                                            -----------
                                                                                            $ 3,270,550
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Reynolds R J Tobacco Holdings Inc.                                    1,200             $    64,500
-------------------------------------------------------------------------------------------------------
  Electronics - 2.6%
    Analog Devices, Inc.*                                                 2,100             $    62,370
    Broadcom Corp.*                                                      15,900                 278,886
    Cable Design Technologies Corp.*                                      3,356                  34,399
    DuPont Photomasks, Inc.*                                                120                   3,979
    General Motors Corp."H"*                                             51,430                 534,872
    Globespan Virata, Inc.*                                              26,180                 101,316
    Intersil Holding Corp.*                                              17,890                 382,488
    Linear Technology Corp.                                                 720                  22,630
    LTX Corp.*                                                            2,810                  40,127
    Micrel, Inc.*                                                         2,360                  33,937
    Skyworks Solutions, Inc.*                                             2,100                  11,655
    Teradyne, Inc.*                                                       1,600                  37,600
                                                                                            -----------
                                                                                            $ 1,544,259
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.0%
    Clear Channel Communications, Inc.                                    1,000             $    32,020
    Emmis Broadcasting Corp., "A"*                                        2,440                  51,704
    Entercom Communications Corp.*                                        4,750                 218,025
    Hearst-Argyle Television, Inc.*                                       7,110                 160,330
    Hispanic Broadcasting Corp.*                                          3,490                  91,089
    Univision Communications, Inc., "A"*                                 20,860                 655,004
                                                                                            -----------
                                                                                            $ 1,208,172
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    Federal Agricultural Mortgage Corp.                                     800             $    21,360
    Investment Technology Group                                           1,500                  49,050
    National Commerce Financial Corp.                                     3,100                  81,530
                                                                                            -----------
                                                                                            $   151,940
-------------------------------------------------------------------------------------------------------
  Healthcare - 1.5%
    Caremark Rx, Inc.*                                                   53,100             $   876,150
    Weight Watchers International, Inc.*                                    630                  27,367
                                                                                            -----------
                                                                                            $   903,517
-------------------------------------------------------------------------------------------------------
  Insurance - 4.2%
    Arthur J. Gallagher & Co.                                            22,530             $   780,664
    Principal Financial Group, Inc.*                                      7,460                 231,260
    Safeco Corp.                                                          2,420                  74,754
    Willis Group Holdings Ltd.*                                          43,410               1,428,623
                                                                                            -----------
                                                                                            $ 2,515,301
-------------------------------------------------------------------------------------------------------
  Internet - 2.3%
    Retek, Inc.*                                                          3,070             $    74,601
    Switchboard, Inc.*                                                   12,108                  40,925
    VeriSign, Inc.*                                                     177,363               1,275,240
                                                                                            -----------
                                                                                            $ 1,390,766
-------------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Danaher Corp.                                                         2,100             $   139,335
-------------------------------------------------------------------------------------------------------
  Media - 0.6%
    Lin TV Corp.*                                                         4,000             $   108,160
    McClatchy Co.                                                           980                  62,965
    Westwood One, Inc.*                                                   5,640                 188,489
                                                                                            -----------
                                                                                            $   359,614
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 2.4%
    Allergan, Inc.                                                        9,350             $   624,113
    Applera Corp. - Applied Biosystems Group                             22,570                 439,889
    DENTSPLY International, Inc.                                          1,100                  40,601
    Digene Corp.                                                          2,960                  34,815
    Stryker Corp.                                                         4,900                 262,199
                                                                                            -----------
                                                                                            $ 1,401,617
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 10.5%
    Cytyc Corp.*                                                        155,822             $ 1,187,364
    Genzyme Corp.*                                                       29,930                 575,853
    HEALTHSOUTH Corp.*                                                   83,200               1,064,128
    IMS Health, Inc.                                                     77,440               1,390,048
    Lincare Holdings, Inc.*                                              61,130               1,974,499
    Medimmune, Inc.*                                                      2,040                  53,856
    VISX, Inc.*                                                           1,996                  21,756
                                                                                            -----------
                                                                                            $ 6,267,504
-------------------------------------------------------------------------------------------------------
  Oil Services - 3.1%
    Baker Hughes, Inc.                                                   22,200             $   739,038
    BJ Services Co.                                                       3,400                 115,192
    Cooper Cameron Corp.*                                                 2,620                 126,860
    Diamond Offshore Drilling, Inc.                                       9,000                 256,500
    GlobalSantaFe Corp.                                                     800                  21,880
    Noble Corp.*                                                         14,500                 559,700
    Transocean Sedco Forex, Inc.                                            900                  28,035
                                                                                            -----------
                                                                                            $ 1,847,205
-------------------------------------------------------------------------------------------------------
  Oils - 3.2%
    Devon Energy Corp.                                                   19,700             $   970,816
    Newfield Exploration Co.*                                            25,352                 942,334
                                                                                            -----------
                                                                                            $ 1,913,150
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.9%
    AdvancePCS*                                                             500             $    11,970
    Barr Laboratories, Inc.*                                                890                  56,542
    IVAX Corp.*                                                           4,050                  43,740
    King Pharmaceuticals, Inc.*                                           1,200                  26,700
    Mylan Laboratories, Inc.                                             12,510                 392,188
                                                                                            -----------
                                                                                            $   531,140
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 5.0%
    E.W. Scripps Co.                                                      2,950             $   227,150
    Lee Enterprises, Inc.                                                   480                  16,800
    McGraw-Hill Cos., Inc.                                               19,990               1,193,403
    Meredith Corp.                                                        1,910                  73,248
    New York Times Co.                                                    6,590                 339,385
    Scholastic Corp.*                                                    13,534                 512,939
    Tribune Co.                                                          13,390                 582,465
                                                                                            -----------
                                                                                            $ 2,945,390
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 2.5%
    Brinker International, Inc.*                                         14,230             $   451,802
    CEC Entertainment, Inc.*                                                590                  24,367
    Jack in the Box, Inc.*                                                  890                  28,302
    Outback Steakhouse, Inc.*                                            22,100                 775,710
    Sonic Corp.*                                                          1,070                  33,609
    Starbucks Corp.*                                                      6,030                 149,846
                                                                                            -----------
                                                                                            $ 1,463,636
-------------------------------------------------------------------------------------------------------
  Retail - 6.1%
    Best Buy Co., Inc.*                                                   9,900             $   359,370
    BJ's Wholesale Club, Inc.*                                            7,820                 301,070
    Circuit City Stores, Inc.                                             6,400                 120,000
    Cost Plus, Inc.*                                                      1,100                  33,638
    CVS Corp.                                                            17,230                 527,238
    Dollar Tree Stores, Inc.*                                            15,240                 600,609
    Family Dollar Stores, Inc.                                            4,300                 151,575
    Pier 1 Imports, Inc.                                                  4,300                  90,300
    Talbots, Inc.                                                        17,500                 612,500
    Tiffany & Co.                                                        20,210                 711,392
    Williams-Sonoma, Inc.*                                                3,340                 102,404
                                                                                            -----------
                                                                                            $ 3,610,096
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.4%
    Kroger Co.*                                                          41,700             $   829,830
-------------------------------------------------------------------------------------------------------
  Technology - 1.0%
    Macrovision Corp.*                                                   46,880             $   614,597
-------------------------------------------------------------------------------------------------------
  Telecommunications - 5.5%
    Aware, Inc.*                                                            950             $     3,610
    CIENA Corp.*                                                         36,671                 153,651
    Crown Castle International Corp.*                                   215,500                 846,915
    EchoStar Communications Corp.*                                       81,000               1,503,360
    JDS Uniphase Corp.*                                                  65,300                 174,351
    Juniper Networks, Inc.*                                              35,200                 198,880
    L-3 Communications Holding, Inc.*                                     1,280                  69,120
    Network Appliance, Inc.*                                             26,600                 330,904
                                                                                            -----------
                                                                                            $ 3,280,791
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.8%
    American Tower Corp., "A"*                                          130,351             $   449,711
    SBA Communications Corp.*                                            13,760                  19,401
                                                                                            -----------
                                                                                            $   469,112
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.2%
    Advanced Fibre Communications, Inc.*                                 42,590             $   704,439
    Computer Network Technology Corp.*                                    2,486                  15,239
    Emulex Corp.*                                                        33,300                 749,583
    QLogic Corp.*                                                         7,660                 291,846
    Tekelec Co.*                                                         13,400                 107,602
    USA Interactive, Inc.*                                                  500                  11,725
                                                                                            -----------
                                                                                            $ 1,880,434
-------------------------------------------------------------------------------------------------------
  Transportation
    Expeditors International of Washington, Inc.                            400             $    13,264
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $50,774,974
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.0%
  Bermuda - 3.4%
    Ace Ltd. (Insurance)                                                 25,710             $   812,436
    XL Capital Ltd. (Insurance)                                          14,030               1,188,341
                                                                                            -----------
                                                                                            $ 2,000,777
-------------------------------------------------------------------------------------------------------
  Canada - 0.5%
    Biovail Corp. (Pharmaceuticals)*                                      9,500             $   275,120
    Southern Africa Minerals Corp. (Diversified Minerals)*                2,100                     249
    Zarlink Semiconductor, Inc. (Electronics)*                            8,940                  45,504
                                                                                            -----------
                                                                                            $   320,873
-------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Fresenius Medical Care AG, Preferred (Medical Supplies)               1,320             $    44,481
-------------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    SmartForce PLC (Internet)*                                           55,100             $   187,340
-------------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                               3,300             $    44,748
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    ASM International N.V. (Electronics)*                                 3,340             $    57,648
-------------------------------------------------------------------------------------------------------
  Norway
    Tandberg ASA (Telecommunications)*                                    2,750             $    32,367
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.5%
    Reed International PLC (Publishing)                                   6,640             $    63,111
    Shire Pharmaceuticals Group PLC (Medical and Health
      Technology and Services)*                                          32,800                 846,568
                                                                                            -----------
                                                                                            $   909,679
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 3,597,913
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $74,732,552)                                                 $54,372,887
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.4%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/02, at Amortized Cost              $ 2,621             $ 2,621,000
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 9.8%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/28/02, due 7/01/02, total to
      be received $5,847,950 (secured by various U.S.
      Treasury & Federal Agency obligations in a jointly
      traded account), at Cost                                          $ 5,847             $ 5,847,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $83,200,552)                                            $62,840,887

Other Assets, Less Liabilities - (5.6)%                                                      (3,352,137)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $59,488,750
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $83,200,552)              $62,840,887
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         9,390,441
  Cash                                                                    5,911
  Receivable for series shares sold                                     648,892
  Receivable for investments sold                                     1,560,906
  Dividends and interest receivable                                      15,429
                                                                    -----------
      Total assets                                                  $74,462,466
                                                                    -----------
Liabilities:
  Payable for series shares reacquired                              $   178,103
  Payable for investments purchased                                   5,400,659
  Collateral for securities loaned, at value                          9,390,441
  Payable to affiliates -
    Management fee                                                        3,585
    Reimbursement fee                                                       716
    Distribution fee                                                        212
                                                                    -----------
      Total liabilities                                             $14,973,716
                                                                    -----------
Net assets                                                          $59,488,750
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $95,355,217
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (20,359,669)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (15,336,981)
  Accumulated net investment loss                                      (169,817)
                                                                    -----------
      Total                                                         $59,488,750
                                                                    ===========
Shares of beneficial interest outstanding                            11,667,552
                                                                     ==========
Initial Class shares:
  Net asset value, offering price, and redemption price per
   share (net assets of $48,661,979 / 9,535,928 shares of
   beneficial interest outstanding)                                     $5.10
                                                                        =====
Service Class shares:
  Net asset value, offering price, and redemption price per
   share (net assets of $10,826,771 / 2,131,624 shares of
   beneficial interest outstanding)                                     $5.08
                                                                        =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                       $     77,971
    Dividends                                                            61,418
    Foreign taxes withheld                                                 (244)
                                                                   ------------
      Total investment income                                      $    139,145
                                                                   ------------
  Expenses -
    Management fee                                                 $    245,104
    Trustees' compensation                                                1,552
    Shareholder servicing agent fee                                      11,637
    Distribution fee (Service Class)                                     14,837
    Administrative fee                                                    5,720
    Custodian fee                                                        17,673
    Printing                                                              4,061
    Auditing fees                                                        15,950
    Legal fees                                                            1,574
    Miscellaneous                                                           383
                                                                   ------------
      Total expenses                                               $    318,491
    Fees paid indirectly                                                   (444)
    Reduction of expenses by investment adviser                          (9,085)
                                                                   ------------
      Net expenses                                                 $    308,962
                                                                   ------------
        Net investment loss                                        $   (169,817)
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(11,371,646)
    Foreign currency transactions                                           (28)
                                                                   ------------
        Net realized loss on investments and foreign currency
          transactions                                             $(11,371,674)
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(17,663,567)
    Translation of assets and liabilities in foreign currencies              (4)
                                                                   ------------
        Net unrealized loss on investments and foreign currency
          transactions                                             $(17,663,571)
                                                                   ------------
          Net realized and unrealized loss on investments and
            foreign currency                                       $(29,035,245)
                                                                   ------------
            Decrease in net assets from operations                 $(29,205,062)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                               JUNE 30, 2002           DECEMBER 31, 2001
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
    Net investment loss                                        $   (169,817)                 $   (82,654)
    Net realized loss on investments and foreign currency
      transactions                                              (11,371,674)                  (3,813,235)
    Net unrealized loss on investments and foreign
      currency translation                                      (17,663,571)                  (1,847,245)
                                                               ------------                  -----------
      Decrease in net assets from operations                   $(29,205,062)                 $(5,743,134)
                                                               ------------                  -----------
Distributions declared to shareholders -
  From net investment income (Class IC)                        $       --                    $    (9,136)
  From net realized gain in investment and foreign
    currency transactions (Class IC)                                   --                       (100,646)
  From net realized gain in investment and foreign
    currency transactions (Class SC)                                   --                        (42,535)
  In excess of net investment income (Class IC)                        --                            (20)
  In excess of net realized gain on investments and
    foreign currency transactions (Class IC)                           --                       (106,997)
  In excess of net realized gain on investments and
    foreign currency transactions (Class SC)                           --                        (45,219)
                                                               ------------                  -----------
      Total distributions declared to shareholders             $       --                    $  (304,553)
                                                               ------------                  -----------
Net increase in net assets from series share transactions      $ 26,312,362                  $55,956,025
                                                               ------------                  -----------
      Total increase (decrease) in net assets                  $ (2,892,700)                 $49,908,338
Net assets:
    At beginning of period                                     $ 62,381,450                  $12,473,112
                                                               ------------                  -----------
    At end of period (including accumulated net
      investment loss of $169,817 and $0, respectively)        $ 59,488,750                  $62,381,450
                                                               ============                  ===========
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                        JUNE 30, 2002                YEAR ENDED              PERIOD ENDED
                                                          (UNAUDITED)         DECEMBER 31, 2001        DECEMBER 31, 2000*
-------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $  7.94                   $  9.74                    $10.00
                                                              -------                   -------                    ------
Income from investment operations# -
  Net investment income (loss)(S)                             $ (0.02)                  $ (0.02)                   $ 0.03
  Net realized and unrealized loss on investments and
    foreign currency                                            (2.82)                    (1.68)                    (0.29)
                                                              -------                   -------                    ------
    Total from investment operations                          $ (2.84)                  $ (1.70)                   $(0.26)
                                                              -------                   -------                    ------
Less distributions declared to shareholders -
  From net investment income                                  $  --                     $  0.00+++                 $ --
  From net realized gain on investments and foreign
    currency transactions                                        --                       (0.05)                     --
  In excess of net investment income                             --                       (0.00)+++                  --
  In excess of net realized gain on investments and
    foreign currency transactions                                --                       (0.05)                     --
                                                              -------                   -------                    ------
    Total distributions declared to shareholders              $  --                     $ (0.10)                   $ --
                                                              -------                   -------                    ------
Net asset value - end of period                               $  5.10                   $  7.94                    $ 9.74
                                                              =======                   =======                    ======
Total return                                                   (35.77)%++                (17.55)%                   (2.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     0.90%+                    0.91%                     0.91%+
  Net investment income (loss)                                  (0.47)%+                  (0.20)%                    0.45%+
Portfolio turnover                                                 60%                      105%                       84%
Net assets at end of period (000 Omitted)                     $48,662                   $48,453                    $5,440

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                  $  (0.02)                 $  (0.02)                 $  (0.05)
        Ratios (to average net assets):
          Expenses##                                             0.93%+                    0.96%                     2.21%+
          Net investment loss                                   (0.50)%+                  (0.25)%                   (0.85)%+
  * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                        JUNE 30, 2002                YEAR ENDED              PERIOD ENDED
                                                          (UNAUDITED)         DECEMBER 31, 2001        DECEMBER 31, 2000*
-------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $  7.92                   $  9.72                    $10.00
                                                              -------                   -------                    ------
Income from investment operations# -
  Net investment income (loss)(S)                             $ (0.02)                  $ (0.03)                   $ 0.02
  Net realized and unrealized loss on investments and
    foreign currency                                            (2.82)                    (1.67)                    (0.30)
                                                              -------                   -------                    ------
    Total from investment operations                          $ (2.84)                  $ (1.70)                   $(0.28)
                                                              -------                   -------                    ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                     $  --                     $ (0.05)                   $ --
  In excess of net realized gain on investments and
    foreign currency transactions                               --                        (0.05)                      --
                                                              -------                   -------                    ------
    Total distributions declared to shareholders              $  --                     $ (0.10)                   $  --
                                                              -------                   -------                    ------
Net asset value - end of period                               $  5.08                   $  7.92                    $ 9.72
                                                              =======                   =======                    ======
Total return                                                   (35.86)%++                (17.63)%                   (2.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.12%+                    1.11%                     1.11%+
  Net investment income (loss)                                  (0.69)%+                  (0.32)%                    0.25%+
Portfolio turnover                                                 60%                      105%                       84%
Net assets at end of period (000 Omitted)                     $10,827                   $13,929                    $7,033

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                  $  (0.02)                 $  (0.03)                 $  (0.07)
        Ratios (to average net assets):
          Expenses##                                             1.15%+                    1.16%                     2.41%+
          Net investment loss                                   (0.72)%+                  (0.37)%                   (1.05)%+
 * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Mid Cap Growth Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 29 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $8,959,790. These loans were collateralized by cash of $9,390,441 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                 SHARES               AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  9,390,441              $9,390,441
                                                                     ----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                    DECEMBER 31, 2001         DECEMBER 31, 2000
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                          $304,553                   $  --
                                             --------                   -------

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Unrealized loss                               $(5,825,072)
          Capital loss carryforward                        (836,333)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2002, aggregate unreimbursed expenses amounted to $65,855.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.22% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $63,051,661 and $35,703,405, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $  83,200,552
                                                             -------------
Gross unrealized depreciation                                $ (22,097,611)
Gross unrealized appreciation                                    1,737,946
                                                             -------------
    Net unrealized depreciation                              $ (20,359,665)
                                                             =============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                              SIX MONTHS ENDED JUNE 30, 2002         YEAR ENDED DECEMBER 31, 2001
                              ------------------------------         ----------------------------
                                      SHARES          AMOUNT               SHARES          AMOUNT
-------------------------------------------------------------          --------------------------
Shares sold                        3,836,937    $ 25,913,403            5,865,895    $ 49,555,926
Shares issued to shareholders in
  reinvestment of distributions       --              --                   23,387         216,796
Shares reacquired                   (400,047)     (2,530,437)            (348,713)     (3,433,405)
                                   ---------    ------------            ---------    ------------
    Net increase (decrease)        3,436,890    $ 23,382,966            5,540,569    $ 46,339,317
                                   =========    ============            =========    ============

Service Class shares
                              SIX MONTHS ENDED JUNE 30, 2002         YEAR ENDED DECEMBER 31, 2001
                              ------------------------------         ----------------------------
                                      SHARES          AMOUNT               SHARES          AMOUNT
-------------------------------------------------------------    --------------------------------
Shares sold                        3,179,045    $ 21,196,233            2,741,866    $ 24,768,227
Shares issued to shareholders in
  reinvestment of distributions       --              --                    9,487          87,752
Shares reacquired                 (2,807,155)    (18,266,837)          (1,715,386)    (15,239,271)
                                   ---------    ------------            ---------    ------------
    Net increase                     371,890    $  2,929,396            1,035,967    $  9,616,708
                                   =========    ============            =========    ============

(6) Line of Credit
The series and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily-unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $352. The series had no borrowings during the period.

(7) Change in Accounting Principle
The series adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                 VMG-3 8/02 700